UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 10, 2009

SIGNPATH PHARMA, INC.
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(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

333-158474	20-5079533
(Commission File Number)	(IRS Employer Identification No.)

1375 California Road
Quakertown, PA  18951
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(Address of Principal Executive Offices)      (Zip Code)

(215) 538-9996
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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Effective as of August 10, 2009, upon the authorization and approval of its Board of Directors, SignPath Pharma Inc., a Delaware corporation (“Registrant”) replaced Moore & Associates Chartered (“Moore & Associates”) as its independent registered public accounting firm. Moore & Associates had advised the Registrant that it was no longer engaged in auditing public company financial statements.

The reports of Moore & Associates on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2008 (restated) and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Registrant’s audited financial statements contained in its Registration Statement on Form S-1 (No. 333-158474) included a going concern qualification.

During the fiscal years ended December 31, 2008 and 2007, and through August 10, 2009, there were (i) no disagreements with Moore & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, would have caused Moore & Associates to make reference thereto in its reports on the Company’s financial statements for such fiscal years; and (ii) no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Moore & Associates with a copy of the disclosures made above in response to Item 304(a) of Regulation S-K and has requested that Moore & Associates furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements.  The Company has received a letter from Moore & Associates addressed to the Securities and Exchange Commission indicating that it agrees with the above statements.  A copy of that letter dated as of August 12, 2009, is attached hereto as Exhibit 16.1.

(b) Effective as of August 11, 2009, upon the authorization and approval of its Board of Directors, the Registrant engaged Seale & Beers, Certified Public Accountants (“Seale & Beers”) as its independent registered public accounting firm.

No consultations occurred between the Registrant and Seale & Beers during the fiscal years ended December 31, 2008 and 2007 and through August 11, 2009 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) or (v), respectively, of Regulation  S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

d)    Exhibits

 No.                 Exhibits
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16.1	Letter from Moore and Associates, Chartered, dated August 12, 2009, to the Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SIGNPATH PHARMA INC.

Date: August 12, 2009	By:	/s/ Lawrence Helson
Name: Dr. Lawrence Helson Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                Description of Exhibit
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16.1	Letter from Moore and Associates, Chartered, dated August 12, 2009, to the Commission regarding statements included in this Form 8-K